SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of earliest event reported): March 14, 2006

                           PARAGON TECHNOLOGIES, INC.
                 (Exact name of issuer as specified in charter)




     DELAWARE                       1-15729                         22-1643428
  (State or Other                (Commission                    (I.R.S. Employer
   Jurisdiction                     file                         Identification
of Incorporation or                 number)                           Number)
   Organization)



                                600 KUEBLER ROAD
                           EASTON, PENNSYLVANIA 18040
                    (Address of principal executive offices)

                                 (610) 252-3205
              (Registrant's telephone number, including area code)







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Item 2.02.        Results of Operations and Financial Condition.

         The information under this caption is furnished by Paragon Technologies, Inc. (the "Company") in accordance with Securities Exchange Commission Release No. 33-8216. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On March 14, 2006, the Company issued a press release announcing its financial results for its fourth quarter and year ended December 31, 2005. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

         The press release contains a reference to EBITDA from continuing operations and provides a reconciliation of EBITDA from continuing operations to Income (loss) from continuing operations on the face of the consolidated statements of operations. EBITDA is used by investors and analysts as an alternative to GAAP measures when evaluating the Company's performance in comparison to other companies. In order to fully assess our financial operating results, management believes that EBITDA is an appropriate measure of evaluating our operating performance, because it eliminates the effects of financing and accounting decisions. This measure is also significant to institutional lenders, and is considered an important internal benchmark of performance by the Company.

         EBITDA from continuing operations, which is earnings before interest, taxes, depreciation, and amortization, is computed by adding back interest expense, income tax expense, depreciation expense, and amortization expense to Income (loss) from continuing operations as reported. EBITDA should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with U.S. generally accepted accounting principles. EBITDA from continuing operations, as defined above, may not be comparable to similarly titled measures reported by other companies.


Item 9.01.        Financial Statements and Exhibits

(c) Exhibits

Exhibit Number                         Description

    99.1 Press Release dated March 14, 2006 announcing financial results for the fourth quarter and year ended ended December 31, 2005.


                                   Signatures

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              PARAGON TECHNOLOGIES, INC.


Date:  March 14, 2006                  By:     /s/ Joel L. Hoffner
                                           ------------------------------------
                                              Joel L. Hoffner
                                              President and CEO


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Exhibit Index

Exhibit Number                             Description

    99.1 Press Release dated March 14, 2006 announcing financial results for the fourth quarter and year ended
                December 31, 2005.